UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2022

Akumin Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39479	88-4139425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8300 W. Sunrise Boulevard Plantation, Florida	33322
(Address of Principal Executive Offices)	(Zip Code)

(844) 730-0050

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Common Stock, $0.01 par value per share	AKU	The Nasdaq Stock Market LLC
Common Stock, $0.01 par value per share	AKU	Toronto Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 15, 2022, the Board of Directors of Akumin Inc. (the “Company”), upon the recommendation of the Company’s Governance Committee, increased the size of the Board from eight to ten directors and appointed Lawrence Ross Sinclair and John Russell Wagner as directors of the Company, effective January 1, 2023.

Mr. Wagner is a co-founder and managing partner of SCW Capital Management, LP (“SCW Capital”), which through its affiliates currently holds an approximate 12.7% interest in the common stock of the Company.

Mr. Sinclair has been appointed to serve on the Company’s Audit Committee, effective January 1, 2023.

Mr. Sinclair and Mr. Wagner will both stand for election by stockholders at the Company’s 2023 Annual Meeting of Stockholders. They will receive the same compensation and customary indemnification arrangements as the Company’s other non-employee directors. A description of the Company’s non-employee director compensation can be found in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2021 filed with the Securities and Exchange Commission on April 12, 2022. In addition, Mr. Sinclair will receive a special equity grant of 100,000 Restricted Share Units upon appointment, which will vest ratably on each of the first two anniversaries of the grant date.

A copy of the Company’s press release announcing the election of Mr. Sinclair and Mr. Wagner is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits filed herewith:

Exhibit No.	Description

99.1	Press Release, dated December 16, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2022

Akumin Inc.

	By:	/s/ Riadh Zine
	Name:	Riadh Zine
	Title:	Chairman, Chief Executive Officer and Director